Exhibit 10.78

9

                       PURCHASE AGREEMENT

      This Purchase Agreement is made as of March 1, 1999, by and between:

       THE  BEEBER  CORPORATION,  a  Louisiana  corporation  (the
"Corporation"), herein represented by William D. Woodward, its duly authorized president, whose mailing address is 718 Ryan
Street, Lake Charles, Louisiana  70601;

     WILLIAM D. WOODWARD ("WW") and TIMOTHY J. VAUGHAN ("TV"), both persons of the age of majority and domiciled in Calcasieu Parish, Louisiana, whose mailing address is 718 Ryan Street, lake Charles, Louisiana 70601 (herein collectively referred to as the "Individuals"; while the Corporation and the Individuals are collectively referred to as "Beeber"); and

     PLAYERS LAKE CHARLES, LLC (successor in interest to Players Lake Charles, Inc.), a Louisiana limited liability company
("Players"),   herein   represented  by  Players   Lake   Charles
Riverboat, Inc., its duly authorized managing member, which appears herein by and through Howard A. Goldberg, its duly authorized president, whose mailing address is 2333 Broad Street, Lake Charles, Louisiana 70601.

BACKGROUND

      A. The Corporation is the holder of a Payment Interest under the terms of that certain Settlement Agreement dated as of the 27th day of July, 1995 (the "Settlement Agreement"), by and among Players Lake Charles, Inc. (predecessor in interest to Players), Beeber and certain other parties, pursuant to which Settlement Agreement, Players agreed, among other things, to pay to the Corporation the sum of $1.425 per Gaming Patron included in the Coast Guard Count in any Rental Year (the "Payment Interest"; each italicized term is used as defined in the Settlement Agreement). As referenced in the Settlement Agreement, the Payment Interest represents additional consideration for the transactions contemplated by that certain Asset Purchase Agreement dated August 16, 1995 by and between the Corporation and Players Lake Charles, Inc.

     B. On or after July 28, 1995, with the consent of Players, the Corporation assigned a portion of the Payment Interest, consisting of $0.25 per Gaming Patron included in the Coast Guard Count in any Rental Year, to Karl E. Boellert ("Boellert"). Said assignment reduced the Corporation's Payment Interest to $1.175 per Gaming Patron included in the Coast Guard Count in any Rental Year (the "Remaining Payment Interest"). Each month, Beeber receives payment from Players (the "Monthly Payments") in an amount determined by multiplying the Remaining Payment Interest by the number of Gaming Patrons included in the Coast Guard Count during the immediately preceding month.

       C. On or about February 8, 1999, Players' parent corporation, Players International, Inc. ("PII"), entered into a merger agreement with Jackpot Enterprises, Inc. ("Jackpot") pursuant to which, among other things, a subsidiary of Jackpot is to merge with and into PII (the "Merger Transactions").

      D. Players has offered to purchase from Beeber and Beeber has agreed to sell and convey to Players the Remaining Payment Interest (including any and all interest of the Individuals in such Remaining Payment Interest by virtue of the Individuals' ownership of the stock of the Corporation), all subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Incorporation of Background. The Background provisions above are incorporated herein by this reference as if set forth at length. Players and Beeber hereby acknowledge the truth and accuracy of the Background provisions.

      2. Purchase and Sale of Remaining Payment Interest. On the third business day of the month next following the receipt of Regulatory Approval (as hereinafter defined) (the "Closing Date"), Players shall purchase from Beeber, and Beeber shall sell to Players the Remaining Payment Interest. If the Closing Date does not occur on or before January 5, 2000, this Agreement and the rights and obligations of the parties hereunder shall terminate; provided, however, that if any of the parties shall have acted in bad faith in seeking Regulatory Approval, then this Agreement shall be deemed breached by any such party and the other parties hereto shall have such rights and remedies as may be available at law.

     3.   Purchase Price.

           (a) Subject to the receipt of Regulatory Approval, as of the date of this Agreement, and in consideration of the purchase of the Remaining Payment Interest, Players shall pay to the Corporation, or such of the Individuals as the Corporation may direct, the sum of Thirteen Million Five Hundred Thousand and No/100 Dollars ($13,500,000.00) (the "Purchase Price"), subject to adjustment in accordance with the terms of subparagraph 3(b).

          (b) From and after the date of this Agreement, (i) the Purchase Price shall accrue interest at the rate of seven percent (7%) per annum, and (ii) each Monthly Payment (from and after that accrued during February of 1999) shall be applied to the Purchase Price; first to the payment of accrued interest, and second to the reduction of the Purchase Price. On the Closing Date, the resultant balance of the Purchase Price (the "Adjusted Purchase Price") plus accrued but unpaid interest shall be paid by Players in immediately available funds. In the event that Closing occurs on the Closing Date, Players shall have no obligation to make any Monthly Payment or any pro rated portion thereof to Beeber for any portion of the month in which Closing occurs.

     4. Release and Non-Compete Agreement. In consideration of the receipt of the Adjusted Purchase Price, Beeber shall execute and deliver to Players a Release and Non-Compete Agreement in substantially the form attached hereto as Exhibit "A" (the "Release and Non-Compete Agreement").

     5.   Conditions Precedent.

           (a)   Players'  obligation to purchase  the  Remaining
Payment Interest shall be contingent upon the earlier to occur of:

                 (i) Players' receipt of approval of the transactions contemplated by this Agreement from the Louisiana Gaming Control Board or any other Louisiana gaming regulatory authorities having jurisdiction over the operations of Players (the "Louisiana Regulators"); and

                (ii) the failure of the Louisiana Regulators to respond within sixty (60) days after Players' submission to the Louisiana Regulators of a request for a determination of whether the transactions contemplated by this Agreement require the approval of the Louisiana Regulators; and

                 (iii)       Players'  receipt   of   a   written
determination from the Louisiana Regulators to the effect that approval of the transactions contemplated by this Agreement is not required (the happening of any event described in
subparagraph  (i),  (ii)  or  (iii)  shall  be  referred  to   as
"Regulatory Approval").

            (b) Players shall diligently pursue Regulatory Approval in conjunction with its efforts to obtain approval of the Merger Transactions. However, if the Merger Transactions (and consequently, the transactions contemplated by this Agreement) have not been approved by the Louisiana Regulators on or before September 30, 1999, then Players, with the assistance and cooperation of the Corporation and the Individuals, as needed, shall make independent application for Regulatory Approval. Players shall diligently pursue all such approvals.

      6. Time of Closing; Closing Deliveries. Closing of the purchase and sale of the Remaining Payment Interest ("Closing") shall take place on the Closing Date at a time and a place mutually convenient to the parties. At Closing, Players shall deliver to the Corporation, or such of the Individuals as the Corporation may direct, the Adjusted Purchase Price plus any accrued but unpaid interest, and Beeber shall deliver to Players the Release and Non-Compete Agreement.

      7. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein.

     8. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement before the undersigned, competent witnesses, and the notaries shown below, as of the date first above written.

WITNESSES:                         THE BEEBER CORPORATION

                                   By:___________________________
                                   William D. Woodward, President
____________________________


____________________________
Notary Public

WITNESSES:

____________________________       _____________________________
                                   William D. Woodward
____________________________


___________________________
Notary Public

[SIGNATURES CONTINUE ON NEXT PAGE]
WITNESSES:


____________________________  __________________________________
                              Timothy J. Vaughan
____________________________


____________________________
Notary Public


ATTEST:                       PLAYERS LAKE CHARLES, LLC
                              By:Players Lake Charles Riverboat,
                              Inc., Managing Member


____________________________  By:__________________________
                              Howard A. Goldberg, President
____________________________


____________________________
Notary Public
EXHIBIT "A"

RELEASE AND NON-COMPETE AGREEMENT

      This Release and Non-compete Agreement is made on the _____ day of __________, _____, by and between THE BEEBER CORPORATION, a Louisiana corporation (the "Corporation"), William D. Woodward ("WW") and Timothy Vaughan ("TV"; WW and TV are collectively referred to as the "Individuals"; the Corporation and the Individuals are collectively referred to as "Beeber") and PLAYERS LAKE CHARLES, LLC (successor in interest to Players Lake Charles, Inc.), a Louisiana limited liability company ("Players").

BACKGROUND

      A. Pursuant to the terms of that certain Purchase Agreement dated as of the first (1st) day of March, 1999, by and between Players and Beeber (the "Purchase Agreement"), Players offered to purchase from Beeber and Beeber agreed to sell and convey to Players, Beeber's "Remaining Payment Interest" (as that term is defined in the Purchase Agreement) arising under that certain Settlement Agreement dated as of the 27th day of July, 1995, by and among Players Lake Charles, Inc. (predecessor in interest to Players), Beeber and certain other parties (the "Settlement Agreement"), all subject to the terms and conditions of the Purchase Agreement. As referenced in the Settlement Agreement, the Remaining Payment Interest represents additional consideration for the transactions contemplated by that certain Asset Purchase Agreement dated August 16, 1995 by and between the Corporation and Players Lake Charles, Inc.

      B. Beeber is entering into this Agreement with Players in consideration of its receipt of the consideration stated in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Incorporation of Background. The Background provisions above are incorporated herein by this reference as if set forth at length. Players and Beeber hereby acknowledge the truth and accuracy of the Background provisions.

       2. Acknowledgment of Receipt of Funds. Beeber acknowledges that on even date herewith, Beeber received from
Players                the                 sum                 of
_______________________________________________
($______________________) (the "Purchase Price"), such  sum  paid to Beeber by Players in full and complete satisfaction of Players' obligations under the Purchase Agreement.

     3.   Release.

          (a) In full and complete settlement of (i) any and all obligations of Players to Beeber (and any party claiming under Beeber) arising under or out of the Settlement Agreement and (ii) any claims that Beeber may have against Players, and for and in consideration of the undertakings of Players described herein and in the Purchase Agreement, including the payment of the Purchase Price, Beeber does hereby REMISE, RELEASE AND FOREVER DISCHARGE Players, its affiliates and assigns, directors, shareholders, partners, employees and agents, and their respective successors and assigns, heirs, executors and administrators (hereinafter all included within the term "Players Parties"), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever at law or in equity, which it ever had, now has, or hereafter may have, or which its heirs, executors, administrators, successors or permitted assigns hereafter may have, by reason of any action, matter, cause or thing whatsoever from the beginning of time to the date of execution hereof; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to the Settlement Agreement and the Purchase Agreement, including but not limited to, any claims which have been asserted, could have been asserted, or could be asserted now or in the future under any federal, state or local laws, and any common law claims now or hereafter recognized and all claims for counsel fees and costs, and any claims relating in any way to the Settlement Agreement or the Purchase Agreement. Notwithstanding the
foregoing, nothing contained in this Paragraph 3(a) shall be deemed to limit the enforceability of any provision of this Agreement.

          (b) In full and complete settlement of (i) any and all obligations of Beeber to Players (and any party claiming under Players) arising under or out of the Settlement Agreement and
(ii) any claims that Players may have against Beeber, and for and in consideration of the undertakings of Beeber described herein and in the Purchase Agreement, Players does hereby REMISE, RELEASE AND FOREVER DISCHARGE Beeber, its affiliates and assigns, directors, shareholders, partners, employees and agents, and their respective successors and assigns, heirs, executors and administrators (hereinafter all included within the term "Beeber Parties"), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever at law or in equity, which it ever had, now has, or hereafter may have, or which its heirs, executors, administrators, successors or permitted assigns hereafter may have, by reason of any action, matter, cause or thing whatsoever from the beginning of time to the date of execution hereof; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to the Settlement Agreement and the Purchase Agreement, including but not limited to, any claims which have been asserted, could have been asserted, or could be asserted now or in the future under any federal, state or local laws, and any common law claims now or hereafter recognized and all claims for counsel fees and costs, and any claims relating in any way to the Settlement Agreement or the Purchase Agreement. Notwithstanding the foregoing, nothing contained in this Paragraph 3(b) shall be deemed to limit the enforceability of any provision of this Agreement.

      4. Covenant Not to Sue. Beeber and Players further agree and covenant that, except as may be necessary to enforce their respective rights hereunder, neither will, directly or indirectly, file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages, including injunctive, declaratory, monetary or other relief against the other, involving any matter occurring at any time in the past up to the date hereof in connection with Beeber or Players, as the case may be, or involving any continuing effects of any actions or practices which may have arisen or occurred prior to the date hereof. Beeber and Players further agree and covenant that should either of them, directly or indirectly, file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages, including injunctive, declaratory, monetary or other relief, in each case as prohibited by the preceding sentence, despite such party's agreement not to do so hereunder, then such breaching party will repay to the other all amounts (or the value of benefits) paid hereunder, and pay all of the costs and expenses of the nonbreaching party (including reasonable attorneys' fees) incurred in the defense of any such action or undertaking.

     5. Covenant Not to Compete. Beeber hereby agrees that for a term of two (2) years, it shall not, directly or indirectly (individually or for, with or through any other person, firm, joint venture, corporation or other entity), carry on or engage in any casino gaming business within Calcasieu Parish, or solicit customers of Players within Calcasieu Parish; provided, however, that subject to the terms of this Paragraph 5, nothing contained herein shall limit the ability of Beeber to distribute, own or operate, or to provide services to any manufacturer, distributor, or operator of, "Video Draw Poker Devices" as that term is defined in La.R.S. 33:4862.1(B)(15) ("VDPDs"). The phrase "carry on or engage in any casino gaming business within Calcasieu Parish" shall mean being or acting, in any capacity (whether legal or beneficial), as an owner, landlord of, broker of or for, operator, employee, agent, consultant, lobbyist, spokesperson or representative of the interests of any person, firm, joint venture, corporation or other entity engaged in, or preparing to engage in, gaming operations or other casino gaming enterprises within the geographical boundaries of Calcasieu Parish (any such person, firm, joint venture, corporation or other entity being referred to as a "Calcasieu Gaming Operator"). Notwithstanding the provisions of the first sentence of this Paragraph 5, and as a limited specific exception thereto, any party may (i) own or operate VDPDs, so long as the subject VDPDs are not owned or operated, directly or indirectly, with, for or on behalf of any Calcasieu Gaming Operator, and (ii) distribute VDPDs, or provide services to any person or entity who manufactures, distributes, or operates VDPDs, so long as such distributee or recipient of such services is not, now or in the future, a Calcasieu Parish Operator. If, after the execution of this Agreement, any party hereto is engaged in the distribution of VDPDs or the provision of services to any person or entity who manufactures, distributes, or operates VDPDs, and such distributee or recipient of services becomes a Calcasieu Parish Operator, such party(ies) shall immediately cease its(their) association with such Calcasieu Parish Operator to the extent of such Calcasieu Parish Operator's activities in Calcasieu Parish.

     6.   Indemnification.

           (a) Beeber agrees to indemnify, hold harmless and defend Players, and the Players Parties, from and against any losses, liabilities, damages, charges, expenses, costs (including, without limitation, attorneys' fees, court costs and other legal costs and expenses), penalties, fines, injunctions, suits, claims, judgments, or demands suffered by or made against or imposed at any time upon any of the Players Parties, directly or indirectly, arising as a result of or in connection with its breach of any term of this Agreement, including its violation of any of the terms and conditions of Paragraphs 4 or 5 of this Agreement. If Players shall incur any fees, costs, expenses, or charges (including, without limitation, attorneys' fees, court costs and other legal costs or expenses) in order to enforce the terms of this Agreement, Beeber agrees to pay directly, or at Players' option to reimburse Players for, such fees, costs, and expenses no later than thirty (30) days after receiving written notice of said fees, costs, expenses, or charges.

           (b)   Players  agrees to indemnify, hold harmless  and
defend Beeber, and the Beeber Parties, from and against any losses, liabilities, damages, charges, expenses, costs (including, without limitation, attorneys' fees, court costs and other legal costs and expenses), penalties, fines, injunctions, suits, claims, judgments, or demands suffered by or made against or imposed at any time upon any of the Beeber Parties, directly or indirectly, arising as a result of or in connection with its breach of any term of this Agreement, including its violation of any of the terms and conditions of Paragraph 4 of this Agreement. If Beeber shall incur any fees, costs, expenses, or charges (including, without limitation, attorneys' fees, court costs and other legal costs or expenses) in order to enforce the terms of this Agreement, Players agrees to pay directly, or at Beeber's option to reimburse Beeber for, such fees, costs, and expenses no later than thirty (30) days after receiving written notice of said fees, costs, expenses, or charges.

      7. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein.

     8. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Release and Non-Compete Agreement as of the date first above written.

WITNESSES:                         THE BEEBER CORPORATION


____________________________  By:_______________________________
                              William D. Woodward, President

____________________________


____________________________
Notary Public

WITNESSES:


____________________________  __________________________________
                              William D. Woodward

____________________________


____________________________
Notary Public

WITNESSES:


____________________________  __________________________________
                              Timothy Vaughan

____________________________


____________________________
Notary Public





[SIGNATURES CONTINUE ON NEXT PAGE]

ATTEST:                       PLAYERS LAKE CHARLES, LLC
                              By:Players Lake Charles Riverboat,
                              Inc., Managing Member


____________________________  By:_______________________________
                              Howard A. Goldberg, President

____________________________


____________________________
Notary Public